UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

Actinium Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36374	74-2963609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Ave., 23rd Floor,

New York, New York 10017
(Address of principal executive offices) (Zip code)

(646) 677-3870
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 11, 2026, Steve O’Loughlin tendered his resignation as the Chief Financial Officer of Actinium Pharmaceuticals, Inc. (the “Company”), effective as of February 27, 2026, to pursue other opportunities (the “Effective Date”). There were no disagreements with the Company that contributed to Mr. O’Loughlin’s resignation.

Additionally, on February 13, 2026, to fill the executive vacancy as a result of Mr. O’Loughlin’s resignation as the principal financial officer of the Company, the Board appointed Sandesh Seth, the current Chairman and Chief Executive Officer of the Company, to serve as the principal financial officer, effective as of the Effective Date.

Mr. Sandesh Seth has been the Chief Executive Officer of the Company since June 2017. Mr. Seth has been a Director since March 2012, the Company’s Chairman of the Board since October 2013, and served as Executive Chairman from August 2014 to June 2017. Mr. Seth has 25 plus years of experience in investment banking (Laidlaw& Co (UK) Ltd., Cowen & Co.), equity research (Bear Stearns, Commonwealth Associates) and in the pharma industry (Pfizer, Warner-Lambert, SmithKline in strategic planning, business development and R&D project management). Mr. Seth was chairman of Relmada Therapeutics Inc., a specialty pharma company focused on CNS therapeutics, which he helped co-found. Mr. Seth has an MBA in Finance from New York University, an M.S. in the Pharmaceutical Sciences from the University of Oklahoma Health Center and a B.Sc. in Chemistry from Bombay University. He has published several scientific articles and was awarded the University Regents Award for Research Excellence at the University of Oklahoma. Mr. Seth was designated as Regulatory Affairs Certified by the Regulatory Affairs Professionals Society which signifies proficiency with U.S. FDA regulations. He has several patents related to the use of radiopharmaceuticals as conditioning agents for adoptive cell therapies and as therapeutic combinations.

There are no family relationships between Mr. Seth and any director or executive officer of the Company that would be required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no transactions involving Mr. Seth that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTINIUM PHARMACEUTICALS, INC.

Date: February 13, 2026	By:	/s/ Sandesh Seth
Name: Sandesh Seth
Title: Chairman and Chief Executive Officer

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